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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2004


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        Cayman Islands                 1-10809                98-0191089
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

     On August 18, 2004, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          99.1 Press Release ("XL CAPITAL LTD ANNOUNCES PLAN TO OFFER SENIOR NOTES") dated August 18, 2004.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 18, 2004

                                    XL CAPITAL LTD
                                      (Registrant)


                                    By:  /s/ Christopher V. Greetham
                                         -------------------------------------
                                         Name:   Christopher V. Greetham
                                         Title:  Executive Vice President &
                                                 Chief Investment Officer